BayFirst Financial Corp. (NASDAQ:BAFN) 2025 – First Quarter Results (Unaudited)

22 In addition to the historical information contained herein, this presentation includes "forward-looking statements" within the meaning of such term in the Private Securities Litigation Reform Act of 1995. These statements are subject to many risks and uncertainties, including, but not limited to, the effects of health crises, global military hostilities, weather events, or climate change, including their effects on the economic environment, our customers and our operations, as well as any changes to federal, state or local government laws, regulations or orders in connection with them; the ability of the Company to implement its strategy and expand its banking operations; changes in interest rates and other general economic, business and political conditions, including changes in the financial markets; changes in business plans as circumstances warrant; risks related to mergers and acquisitions; changes in benchmark interest rates used to price loans and deposits, changes in tax laws, regulations and guidance; and other risks detailed from time to time in filings made by the Company with the SEC, including, but not limited to those “Risk Factors” described in our most recent Form 10-K and Form 10-Q. Readers should note that the forward-looking statements included herein are not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward- looking statements. Cautionary Statement Concerning Forward-Looking Information Forward-looking statements generally can be identified by the use of forward-looking terminology such as "will," "propose," "may," "plan," "seek," "expect," "intend," "estimate," "anticipate," "believe," "continue," or similar terminology. Any forward-looking statements presented herein are made only as of the date of this document, and we do not undertake any obligation to update or revise any forward-looking statements to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

3 ABOUT BAYFIRST FINANCIAL CORP. TAMPA BAY’S PREMIER COMMUNITY BANKING FRANCHISE IN THE TAMPA BAY- SARASOTA REGION(1) HOW WE RANK 2 ASSET SIZE BILLION TOTAL ASSETS (2)$1.29 SBA ORIGINATION SBA 7(a) ORIGINATOR IN THE NATION BY UNITS (3) #10 ASSET GROWTH ASSET GROWTH SINCE DEC 31, 2020(2)41% (1) Deposit ranking of banks with assets less than $10B headquartered in the Tampa Bay-Sarasota region as of December 31, 2024 from Uniform Bank Performance Reports (2) Financial data as of March 31, 2025 (3) As of SBA’s quarter ended March 31, 2025 (4) Forbes America’s Best in State Banks list published June 18, 2024 NET INTEREST MARGIN BASIS POINT IMPROVEMENT FROM THE PREVIOUS QUARTER17 DEPOSITS $121.0 MILLION IN TOTAL DEPOSIT GROWTH OVER THE PAST YEAR(2) COMMUNITY BANKING Named the Best Bank in Florida in 2024(4)

No content below the lineNo content below the line Data color order: Used with accent colors: Complimentary colors: 4 KEY INVESTMENT POINTS Second largest community bank (deposits) based in attractive Tampa Bay-Sarasota region(1) Total asset growth of 41% since YE2020 Innovative technology driven bank planning for the future of banking Among the nation’s top SBA loan originators Deposit growth of 12% over last twelve months Experienced management team with strong insider ownership of 15% ✔ ✔ ✔ ✔ ✔ ✔ ✔ The Company has continuously paid quarterly common stock cash dividends since 2016 1. Deposit ranking of banks with assets less than $10B headquartered in the Tampa Bay-Sarasota region as of December 31, 2024 from Uniform Bank Performance Reports

55 ABOUT BAYFIRST FINANCIAL CORP. CURRENT BANKING CENTER LOCATION CONVENIENT AND ATTRACTIVE BANKING CENTER FRANCHISE IN TAMPA BAY-SARASOTA REGION

6 • Advanced technology platform to support innovative products and services while improving efficiencies • PowerLOS is an automated, highly scalable SBA and commercial loan origination system • Working with FinTechs to offer new and innovative services through Mulesoft API platform • 12 banking centers in Tampa Bay- Sarasota region • Full suite of commercial and consumer loan and deposit products to meet the needs of Tampa Bay individuals, families and small businesses • BayFirst’s in-house government guaranteed banking platform • #10 SBA lender in units and #19 in dollars as of SBA's quarter ended 3/31/25 ◦ Small Loan Balance program: ▪ Includes our Bolt loans up to $150K, with up to 85% SBA government guarantee • Core program: ▪ Traditional SBA loans over $150K and up to $5 million ▪ USDA loans up to $25 million ▪ Supports organic loan generation through sales team and partners COMMUNITY BANKING TECHNOLOGY FOCUSED INNOVATIVE COMMUNITY BANK Technology focused community bank with diversified revenue streams GOVERNMENT GUARANTEED BANKING

7 ATTRACTIVE LOAN COMPOSITION Composition of Loans Held for Investment as of March 31, 2025 25.9% 16.6% 15.1% 19.6% 9.4% 4.3% 0.5% 8.6% C&I Residential HELOC Owner-occupied nonfarm/nonresidential Other nonfarm/nonresidential C&D Multifamily residential and farmland Consumer & Other Loan Highlights • Loan portfolio is well-diversified across major loan types with a low concentration of non owner-occupied commercial real estate loans • Total loan production of $157 million during the quarter • Loans held for investment grew $18 million during the quarter

8 SOLID DEPOSIT COMPOSITION Deposit Portfolio Balance Composition as of March 31, 2025 • Total Deposits decreased $15 million for the quarter and grew $121 million over the last twelve months • Approximately 81% of deposits are insured as of March 31, 2025 • Minimal use of short-term brokered deposits $112 million as of March 31, 2025 • Grew number of checking accounts by 2% YTD Noninterest Bearing Transaction, 9.4% Interest Bearing Transaction, 23.1% Savings & Money Market, 41.5% Time Deposits, 26.0% Deposit Highlights

9 INVESTMENT SECURITIES AFS Investment Securities Portfolio as of March 31, 2025 (fair market value, in thousands) Investment Securities Portfolio Details • Minimal exposure to market value losses due to modest investment securities portfolio (0.3% of total assets) • Other Comprehensive Loss of $2.4 million reduced Tangible Book Value by $0.58 as of March 31, 2025 ◦ We intend and have the ability to hold the available for sale investment securities to maturity; no plan to sell ◦ No impact to regulatory capital ratios • $2.5 million of HTM investment securities, net of ACL of $12 thousand Asset-backed securities, $4,723 MBS: U.S. Government- sponsored enterprises, $9,813 CMO: U.S. Government- sponsored enterprises, $15,405 Corporate bonds, $6,377

10 2025 INITIATIVES Get ready to SOAR: • Strive for operational excellence • Optimize our technology platform to be more data driven • Accelerate our focus on business banking • Realign and diversify our sources of revenue

11 Q1 2025 For the Three Months Ended ($000s) 3/31/2025 12/31/2024 Increase/ (Decrease) 3/31/2024 Increase/ (Decrease) Interest income $ 20,685 $ 21,754 $ (1,069) $ 19,187 $ 1,498 Interest expense 9,686 11,101 (1,415) 10,445 (759) Net interest income 10,999 10,653 346 8,742 2,257 Provision for credit losses 4,400 4,546 (146) 4,058 342 Noninterest income 8,751 22,276 (13,525) 14,268 (5,517) Noninterest expense 15,813 15,335 478 17,773 (1,960) Income tax expense (benefit) (128) 3,272 (3,400) 296 (424) Net income (loss) from continuing operations (335) 9,776 (10,111) 883 (1,218) Net income (loss) from discontinued operations — — — (59) 59 Net income (loss) (335) 9,776 (10,111) 824 (1,159) Preferred dividends 385 385 — 385 — Net income available to (loss attributable to) common shareholders $ (720) $ 9,391 $ (10,111) $ 439 $ (1,159)

12 Q1 2025 As of and For the Three Months Ended 3/31/2025 12/31/2024 3/31/2024 Return on average assets(1) (0.10) % 3.07% 0.29 % Return on average common equity(1) (3.00) % 42.71% 2.06 % Tangible book value per common share $ 22.77 $ 22.95 $ 20.45 Diluted earnings per common share $ (0.17) $ 2.11 $ 0.11 Dividend payout ratio (46.01) % 3.52% 75.27 % Total Capital (to risk-weighted assets)(2) 11.73% 12.14% 12.29 % Common Equity Tier 1 Capital (to risk-weighted assets)(2) 10.47% 10.89% 11.04 % Tier 1 Capital (to total assets)(2) 8.56% 8.82% 9.12 % Nonperforming loans (excl gov’t gtd balance)/total loans held for investment(3) 1.47% 1.35% 0.88 % ACL/Total loans held for investment at amortized cost 1.61% 1.54% 1.62% (1) Annualized (2) Capital Ratios are at the Bank (3) Excludes loans measured at fair value

13 $85 $85 $86 $95 $94 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 $20 $40 $60 $80 $100 $120 Strong balance sheet on track for continued sustainable growth STRATEGIC GROWTH Total Assets ($M) Total Loans HFI ($M) Total Deposits ($M) Tangible Common Equity ($M) $1,144 $1,218 $1,245 $1,288 $1,292 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $935 $1,008 $1,042 $1,067 $1,085 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 $0 $200 $400 $600 $800 $1,000 $1,200 $1,007 $1,042 $1,112 $1,143 $1,128 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400

14 SUMMARY OF KEY RATIOS ROAA (%)(1) ROATCE (%)(1) Net Interest Margin (%)(1) Noninterest Income / Total Revenue from Continuing Operations 0.29% 0.29% 0.37% 0.34% (0.10)% Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 (0.20)% 0.00% 0.20% 0.40% 2.06% 2.26% 3.48% 4.93% (3.00)% Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 (5.00)% (2.50)% 0.00% 2.50% 5.00% 7.50% 3.42% 3.43% 3.34% 3.60% 3.77% Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 62.01% 55.93% 56.50% 49.94% 44.31% Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 20% 30% 40% 50% 60% 70% (1) Annualized (2) Excludes gain on sale of premises and equipment of $11,649 ($8,692, net of tax) related to sale-leaseback transaction (2) (2) (2)

15 TANGIBLE BOOK VALUE PER COMMON SHARE $20.45 $20.54 $20.86 $22.95 $22.77 Tangible Book Value Per Common Share Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 $10 $13 $15 $18 $20 $23 $25

16 $131 $99 $94 $108 $106 809 603 553 543 525 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 $0 $25 $50 $75 $100 $125 $150 500 550 600 650 700 750 800 850 900 • Nationally ranked #10 in total SBA units and #19 in dollars for the SBA’s quarter ended March 31, 2025 • Strategic initiative to expand USDA business and industry lending program: 2 experienced USDA lenders to support this effort • Total Q1 2025 government guaranteed loan production decreased 18.6% from Q1 2024 as a result of tighter credit underwriting standards • The Company’s specialty Bolt program, an SBA 7(a) loan product designed to provide working capital loans of $150 thousand or less to businesses throughout the country ◦ Since the launch in June 2022, the Company originated loans totaling $802.0 million, including $60.5 million in Q1 2025 ◦ New automation program launched through proprietary loan origination system PowerLOS and Open API, allowing increased volume and efficiency while limiting additional staff GOVERNMENT GUARANTEED BANKING Q1 2025 Highlights Government Guaranteed Loan Amount ($M) and Unit Volume

17 $1,326 $1,358 $1,405 $1,483 $1,488 $375 $392 $395 $426 $422 $951 $966 $1,010 $1,057 $1,066 HFI Government Guaranteed Loans (1) Government Guaranteed Loans Serviced for Others 3/31/2024 6/30/2024 9/30/2024 12/31/2024 3/31/2025 $0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 Government Guaranteed Loans Guaranteed Loans HFI and Loans Serviced for Others ($M) (1) Excludes PPP loans

18 Quarter Ended ($000s) 3/31/2024 6/30/2024 9/30/2024 12/31/2024 3/31/2025 SBA 7(a) $ 29,967 $ 24,624 $ 26,982 $ 23,447 $ 22,912 SBA 504 2,419 2,593 1,359 1,982 1,388 USDA — — 800 17,450 21,550 Bolt 98,170 71,459 65,218 64,905 60,473 Total $ 130,556 $ 98,676 $ 94,359 $ 107,784 $ 106,323 GOVERNMENT GUARANTEED LOAN ORIGINATIONS

19 ASSET QUALITY 1.71% 1.45% 1.16% 1.34% 1.28% Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 0.0% 0.5% 1.0% 1.5% 2.0% Net charge-offs/Total average loans HFI at amortized cost ACL/Total loans held for investment at amortized cost 1.62% 1.50% 1.48% 1.54% 1.61% 3/31/2024 6/30/2024 9/30/2024 12/31/2024 3/31/2025 0.0% 0.5% 1.0% 1.5% 2.0% ACL to nonperforming loans(1)(2) Past due and Nonaccrual loans to Total loans HFI at amortized cost(1)(2) 183.75% 171.88% 129.06% 114.31% 109.52% 3/31/2024 6/30/2024 9/30/2024 12/31/2024 3/31/2025 0.0% 50.0% 100.0% 150.0% 200.0% 1.76% 1.84% 1.92% 2.04% 2.38% 3/31/2024 6/30/2024 9/30/2024 12/31/2024 3/31/2025 0.0% 1.0% 2.0% 3.0% (1) Excludes government guaranteed balances (2) Excludes loans measured at fair value

COMMUNITY BANKING PERFORMANCE

BAYFIRST

Q1 2025 Highlights

Q1 2025 Loan Production Summary:

- Loan production during the quarter was $51.1 million[(1)]
- Loans held for investment, including government guaranteed loans, increased by a net $18.7 million QoQ

Q1 2025 Deposit Summary:

- Deposit balances decreased $15.0 million QoQ
  - Noninterest-bearing deposits increased $4.5 million
  - Interest-bearing deposits decreased $19.5 million
- Deposit portfolio increased slightly by 0.9% in number of accounts (to 21,123 accounts totaling $1.13 billion) QoQ

Customer Commitment:

- Named the Best Bank in Florida in 2024[(3)]

Banking Center & Deposits

($ in 000s)			Total Deposits		
#	Branch	Year Opened	3/31/2025	3/31/2024	3/31/2023
1	St. Petersburg[(2)]	2017	$ 323,725	$ 264,169	$ 312,052
2	Seminole	1999	161,366	141,934	137,298
3	Pinellas Park	2005	101,238	96,545	69,223
4	Downtown Sarasota	2018	172,827	169,521	188,418
5	Countryside	2018	60,199	61,041	66,896
6	West Tampa	2020	107,946	106,130	88,286
7	Belleair Bluffs	2021	52,268	39,934	31,529
8	West Bradenton	2022	54,093	56,281	32,944
9	Carrollwood	2023	42,508	44,161	6,255
10	Bee Ridge	2023	29,440	26,067	—
11	North Sarasota	2023	2,095	351	—
12	South Tamiami Trail	2024	20,562	1,181	—
Total Branches (12)			$ 1,128,267	$ 1,007,315	$ 932,901

(1) Excludes government guaranteed loan production
(2) St. Petersburg branch deposits include other deposits generated by Government Guaranteed Banking, Cash Management, Corporate Treasury, and Virtual
(3) *Forbes America's Best in State Banks list published June 18, 2024*

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APPENDIX

22 OWNERSHIP OVERVIEW Total Common Stock Ownership Mix Note: Ownership information based on most recently disclosed common shares outstanding of 4,129,027 as of 4/16/25 Source: S&P Capital IQ Pro Vanguard Group Inc., 1.61% First Manhattan Co., 3.37% 1st & Main Growth Partners, 3.64% All Other Institutions, 5.55% Mark S. Berset, 6.89% All Other Directors/ Executive Officers, 7.68% Public/Other, 71.26%

No content below the lineNo content below the line Data color order: Used with accent colors: Complimentary colors: 23 DEPOSITS IN TAMPA BAY-SARASOTA REGION Total Deposits (Total Assets <$10BN and HQ in Tampa Bay-Sarasota Region) Note: Deposit data as of June 30, 2024 Source: Uniform Bank Performance Reports Average Deposits Branches Deposits per Branch Rank Institution ($ millions) (No.) ($ millions) 1 Bank of Tampa $2,711 13 $209 2 BayFirst National Bank 1,143 12 95 3 Flagship Bank 558 6 93 4 Climate First 786 3 262 5 TCM Bank NA 296 1 296 6 Gulfside Bank 263 2 131 7 Central Bank 279 4 70 8 Waterfall Bank 241 1 241 9 Century Bank of Florida 87 1 87

No content below the lineNo content below the line Data color order: Used with accent colors: Complimentary colors: 24 LIQUIDITY SOURCES • Available Liquidity ◦ $65 million in cash and due from other banks ◦ $36 million in AFS investment securities • Off Balance Sheet Sources of Liquidity ◦ $164 million of unused, available borrowing capacity at the FHLB based on pledged loans ◦ $48 million available at the Federal Reserve Bank based on pledged loans ◦ $50 million in available Fed Funds borrowing lines from other banks • Contingent Sources ◦ Up to $146 million in brokered deposits (1) ◦ Up to $387 million in listing service deposits (1) (1) Based on Bank’s policy limits Data as of March 31, 2025

25 EXPERIENCED LEADERSHIP TEAM • Joined BayFirst as CFO in Q2 2018; Prior to joining BayFirst, Controller of Central Bank & Trust Co., a $2.5 billion privately held financial institution in Lexington, Kentucky, from May 2014 to June 2018 • Approximately 16 years with Crowe LLP as an auditor in the financial institution practice; served over 80 financial institution clients with assets ranging from $50 million to $4.5 billion throughout career, including several SEC registrants and FDICIA reporting institutions • B.S. in Accounting from the University of Kentucky • Joined BayFirst in Q1 2016 • Previous experience includes Florida Market President of Stearns Bank, SBA Product Manager of HomeBanc, and Community Bank President and SBA President of Republic Bank (MI) • B.A. in Business Administration from University of Notre Dame Robin Oliver Thomas G. Zernick Chief Executive Officer & Director of BayFirst and the Bank President & Chief Operating Officer of BayFirst and the Bank 25 Scott J. McKim EVP, Chief Financial Officer of BayFirst and the Bank • Joined BayFirst in July 2023 • Previous experience includes Chief Strategy Officer of 121 Financial Credit Union, Chief Financial Officer and Chief Lending Officer of Publix Employees Federal Credit Union, and Director of Corporate Finance and Divisional CFO for Huntington Bancshares • B.S. in Accounting from Bowling Green State University and a M.B.A from Max M. Fisher College of Business, The Ohio State University

EXPERIENCED LEADERSHIP TEAM

BAYFIRST



Brandi Jaber

EVP, Chief Production Officer

- Joined BayFirst in Q4 2017; Prior to joining BayFirst, over fifteen years of Mortgage Banking administration experience as well as Human Resources experience supporting mid-size financial institutions
- B.B.S from The University of Florida and M.B.A from The University of Tampa



Thomas Quale

EVP, Chief Lending Officer and Market President

- Joined BayFirst in 2018
- Held leadership positions at multiple institutions amassing expertise in many areas of community banking and business development
- B.S. in Economics with an emphasis in Mathematics from University of Wisconsin-Madison



Susan Khayat

EVP, Chief Credit Officer

- Prior to joining BayFirst in 2025, Ms. Khayat served as Chief Credit Officer at Fieldpoint Private Bank and assisted Price Waterhouse Coopers with compliance risk reviews while contracted with MBO Partners in Atlanta and has served as Chief Risk Officer and Chief Credit Officer at other community banks and worked many years as a bank regulator with the US Department of the Treasury
- Ms. Khayat received her BBA in Finance from Mercer University



Nick Smith

EVP, Chief Human Resources Officer

- Prior to joining the BayFirst HR team in January 2021, Nick served in leadership roles in the finance, aerospace, and pulp and paper industries.
- BA from Murray State University and his MBA from University of Southern Indiana

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